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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         ------------------------------


       Date of Report (Date of earliest event reported): November 4, 2002


                        NEW YORK COMMUNITY BANCORP, INC.
               (Exact name of registrant as specified in charter)


         Delaware                0-22278                  06-1377322
      (State or other        (Commission File            (IRS Employer
      jurisdiction of            Number)              Identification No.)
      incorporation)


                  615 Merrick Avenue, Westbury, New York 11590
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (516) 683-4100


                                 Not Applicable

          (Former name or former address, if changed since last report)

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Items 1, 2, 3, 4, 6, 8 and 9.  Not Applicable.


Item 5.  Other Events.
         ------------

     New York Community Bancorp, Inc. (the "Company"), together with certain trust subsidiaries including New York Community Capital Trust V (the "Trust"), filed a Registration Statement on Form S-3, Registration No. 333-86682, on April 22, 2002 which was declared effective on May 8, 2002, and together with the Trust filed a Registration Statement on Form S-3 pursuant to Rule 462(b) under the Securities Act of 1933, Registration No. 333-100767, on October 25, 2002 that became effective upon filing (collectively the "Registration Statements"). On October 30, 2002, the Company and the Trust filed a definitive prospectus (the "Prospectus") under the Registration Statements pursuant to Rule 424(b) under the Securities Act relating to an offering of 5,500,000 Bifurcated Option Note Unit SecuritiES (BONUSES) units, including 700,000 BONUSES units to be issued in connection with the exercise of the underwriters' over-allotment option. Each BONUSES unit consists of: a Preferred Security of the Trust (supported by a Guarantee by the Company) and a Warrant to purchase 1.4036 shares of common stock of the Company. The Registration Statements and the Prospectus also relate to the offering by the Company of 6.000% Junior Subordinated Deferrable Interest Debentures Due November 1, 2051, which initially will be sold to the Trust, and the shares of Common Stock of the Company to be issued upon exercise of the Warrants. The following attached exhibits supplement the Registration Statements as Exhibits thereto and are incorporated by reference therein and herein.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

     (a) Financial statements of businesses acquired.

         Not applicable

     (b) Pro forma financial information.

         Not applicable

     (c) Exhibits

              Exhibit 1(d):       Underwriting Agreement for offering BONUSES
                                  Units.

              Exhibit 4(h)(ii): Form of Amended and Restated Declaration of Trust of New York Community Capital Trust V.

              Exhibit 4(i)(ii): Form of Indenture relating to the Junior Subordinated Debentures between New York Community Bancorp, Inc. and Wilmington Trust Company, as Trustee.

              Exhibit 4(j): Form of First Supplemental Indenture between New York Community Bancorp, Inc. and Wilmington Trust Company, as Trustee.

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/sm/ Service mark of Salomon Smith Barney Inc.

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              Exhibit 4(k)(ii):   Form of Preferred Security (included
                                  in Exhibit 4(h)(ii)).

              Exhibit 4(l)(iii):  Form of Warrant (included in Exhibit 4(p)).

              Exhibit 4(l)(iv):   Form of Unit Certificate (included in
                                  Exhibit 4(o)).

              Exhibit 4(m)(ii): Form of Guarantee issued in connection with the Units.

              Exhibit 4(o): Form of Unit Agreement between New York Community Bancorp, Inc., New York Community Capital Trust V and Wilmington Trust Company, as Warrant Agent, Property Trustee and Agent.

              Exhibit 4(p): Form of Warrant Agreement between New York Community Bancorp, Inc. and Wilmington Trust Company, as Agent.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NEW YORK COMMUNITY BANCORP, INC.



                                    By: /s/ Anthony E. Burke
                                       ----------------------------------------
                                       Anthony E. Burke
                                       Senior Executive Vice President and Chief
                                       Operating Officer

Date:    November 4, 2002



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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.          Description
----------           -----------

Exhibit 1(d):        Underwriting Agreement for offering BONUSES Units.

Exhibit 4(h)(ii): Form of Amended and Restated Declaration of Trust of New York Community Capital Trust V.

Exhibit 4(i)(ii): Form of Indenture relating to the Junior Subordinated Debentures between New York Community Bancorp, Inc. and Wilmington Trust Company, as Trustee.

Exhibit 4(j): Form of First Supplemental Indenture between New York Community Bancorp, Inc. and Wilmington Trust Company, as Trustee.

Exhibit 4(k)(ii):    Form of Preferred Security. (included in Exhibit 4(h)(ii)).

Exhibit 4(l)(iii):   Form of Warrant (included in Exhibit 4(p)).

Exhibit 4(l)(iv):    Form of Unit Certificate (included in Exhibit 4(o)).

Exhibit 4(m)(ii):    Form of Guarantee issued in connection with the Units.

Exhibit 4(o): Form of Unit Agreement between New York Community Bancorp, Inc., New York Community Capital Trust V and Wilmington Trust Company, as Warrant Agent, Property Trustee and Agent.

Exhibit 4(p): Form of Warrant Agreement between New York Community Bancorp, Inc. and Wilmington Trust Company, as Agent.



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